                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                FORM 8-K/A NO. 1


( ) Quarterly report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

(X) Transition report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 June 15, 1999


                              ---------------------

                         Commission file number 1-12630

                          CENTERPOINT PROPERTIES TRUST


                 Maryland                              36-3910279
     (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)               Identification No.)


                   1808 Swift Road, Oak Brook, Illinois 60523


                                 (630) 586-8000
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

      Since the filing of the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999, the Company acquired 44 industrial properties from unrelated parties during the period May 13, 1999 through June 15, 1999 for an aggregate purchase price of approximately $67.3 million.

      In May, 1999, the Company purchased 42 properties. The first property, a 368,215 square foot facility, located in Carol Stream, Illinois was purchased on May 13, 1999 for approximately $8.3 million. The next 10 properties, totaling 121,408 square feet, were purchased on May 25, 1999 as a portfolio for approximately
      $10.0 million. The portfolio consists of 10 industrial land parcels, used as bus terminals. All of the properties are located in Illinois, throughout the Chicago Region. The next 31 properties, totaling 1,245,494 square feet, were purchased on May 28, 1999 as a portfolio for approximately $44 million. The portfolio properties are located in Illinois, throughout the Chicago region.

      In June, 1999, the Company purchased two properties. The first one, located in Elk Grove, Illinois, was purchased on June 1, 1999 for approximately $2.3 million. The second property, located in Milwaukee, Wisconsin, was purchased for approximately $2.7 million.

      All of the above mentioned acquisitions were funded with advances on the Company's line of credit with the First National Bank of Chicago and Lehman Brothers Holdings as documentation agent.

      As previously announced, the Company has 1,800 acres of land at the former Joliet Arsenal (the "Arsenal") under contract and the project is undergoing extensive economic, environmental and property due diligence, including a determination of whether governmental agencies will provide the necessary infrastructure to support the industrial development of the property.

      If the acquisition of the Arsenal were completed, the Company expects to lease a significant part of the site for the development of a rail facility to take advantage of the site's proximity to major rail lines. The Company expects other portions of the site may lease to and developers/operators of power, water and waste water treatment facilities. The balance of the site is planned for the Company's development over 10 years of up to 20 million square feet of manufacturing and distribution space.

      In April 1999, the Company acquired a 382 acre farm to the east of the Arsenal, and contiguous to the western boundary of the town of Elwood. This site was acquired from an affiliate of Transport Development Group. The purchase price for the farm was $5.5 million with certain additional consideration due in the event of the Company's acquisition of the Arsenal.

      The farm was acquired to enlarge the size of the potential industrial development at the Arsenal and to facilitate the annexation of the combined site to Elwood. In the event the Arsenal were not acquired, the farm would likely be resold or repurchased by the seller.

      The acquisition of the Arsenal is contingent upon the satisfactory completion of ongoing site investigation, including environmental due diligence. In addition to standard conditions, the acquisition of the Arsenal is contingent upon (1) the negotiation with the Department of the Army of a satisfactory deed and an adequate undertaking regarding the environmental remediation of the site; (2) the availability of funds from state and federal sources for necessary external and internal infrastructure; and (3) the annexation of the site by Elwood and the approval of tax increment financing in an amount and on terms deemed sufficient by the Company.

      ITEM 5:  OTHER ITEMS

      None

      ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS

INDEX TO FINANCIAL INFORMATION

                                                                                  Page
                                                                                  ----
(a)  Financial Statements:

     Report of Independent Accountants                                            1

     Combined Statement of Revenues and Certain
     Expenses for the year ended December 31, 1998                                2

     Notes to Combined Statement of Revenues and
     Certain Expenses                                                             3 - 5

(b)  Pro Forma Financial Statements:

     Pro Forma Condensed Balance Sheet as of March 31, 1999                       7

     Pro Forma Condensed Statement of Operations for the Three Months
     Ended March 31, 1999                                                         8

     Pro Forma Condensed Statement of Operations for the Year Ended
     December 31, 1998                                                            9

     Notes to the Pro Forma Financial Statements                                  10

(c)  Exhibits

     Exhibit Number                        Description
     --------------                        -----------
          23                               Consent of PricewaterhouseCoopers LLP
                                           Independent Accountants                14

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees of
   CenterPoint Properties Trust

We have audited the accompanying combined statement of revenues and certain expenses of The CM Realty Properties as described in Note 1 for the year ended December 31, 1998. This financial statement is the responsibility of The CM Realty Properties' management and CenterPoint Properties Trust's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K dated June 16, 1999 of CenterPoint Properties Trust and is not intended to be a complete presentation of The CM Realty Properties' revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of The CM Realty Properties for the year ended December 31, 1998 in conformity with generally accepted accounting principles.



Chicago, Illinois
July 9, 1999

CENTERPOINT PROPERTIES TRUST

THE CM REALTY PROPERTIES

COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1998

Revenues:
    Rental income                                 $5,868,714
    Expense reimbursements                           540,945
                                                  -----------

             Total revenues                       6,409,659
                                                  -----------

Expenses:
    Real estate taxes                              1,366,747
    Repairs and maintenance                          292,697
    Property operating and leasing                    52,113
    Utilities                                         43,498
    Insurance                                         25,484
    Other                                             25,002
                                                  -----------

             Total expenses                        1,805,541
                                                  -----------

Revenues in excess of certain expenses            $4,604,118
                                                  -----------
                                                  -----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

CENTERPOINT PROPERTIES TRUST

THE CM REALTY PROPERTIES

NOTES TO THE FINANCIAL STATEMENT

1.     BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       BUSINESS

       The Combined Statement of Revenues and Certain Expenses (the "Statement") includes the combined operations of the thirty-one CM Realty Properties, which have been acquired by CenterPoint Properties Trust (the "Trust"). The Trust intends to continue the leasing and management of the properties to prospective and existing tenants. The properties have been acquired in a single transaction on May 28, 1999 for a total purchase price of $43,986,000 from an unrelated third-party. The locations of the CM Realty Properties are as follows:

        2440-2460 Pratt Avenue                      1555-1559 North Basswood
            Elk Grove, IL                                Schaumburg, IL

        10047 Virginia Avenue                       281 Shore Drive
            Chicago Ridge, IL                            Burr Ridge, IL

        261 Shore Drive                             733-747 Kimberly Drive
            Burr Ridge, IL                               Carol Stream, IL

        15W700 Frontage Road                        1140 West Thorndale
            Burr Ridge, IL                               Itasca, IL

        1020-1050 West Thorndale                    1936 University Lane
            Itasca, IL                                   Lisle, IL

        165 West Mittel Drive                       780 AEC Drive
            Wood Dale, IL                                Wood Dale, IL

        170-176 West Mittel Drive                   1705-1775 Hubbard
            Wood Dale, IL                                Batavia, IL

        900 Paramount Parkway                       902 Paramount Parkway
            Batavia, IL                                  Batavia, IL

        918 Paramount Parkway                       934 Paramount Parkway
            Batavia, IL                                  Batavia, IL

        950 Paramount Parkway                       1324-1340 Paramount Parkway
            Batavia, IL                                  Batavia, IL

        1200-1224 Independence                      1201-1225 Naperville Drive
            Romeoville, IL                               Romeoville, IL

        1227 Naperville Drive                       1229 Naperville Drive
            Romeoville, IL                               Romeoville, IL

1.     BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES,
       CONTINUED

       BUSINESS, CONTINUED

        1231-1233 Naperville Drive                  1235 Naperville Drive
            Romeoville, IL                               Romeoville, IL

        1237 Naperville Drive                       1243-1253 Naperville Drive
            Romeoville, IL                               Romeoville, IL

        1277 Naperville Drive                       1265 Naperville Drive
            Romeoville, IL                               Romeoville, IL

        1287 Naperville Drive
            Romeoville, IL


       BASIS OF PRESENTATION

       The Statement is not representative of the actual operations of the CM Realty Properties for the period presented as certain expenses have been excluded. These expenses primarily consist of depreciation and amortization expense, interest expense, management fees and certain corporate expenses, which may not be comparable to the expenses expected to be incurred by the Trust in the proposed future operations of the CM Realty Properties.

       REVENUE RECOGNITION

       Certain leases of the CM Realty Properties provide for tenant occupancy during periods for which no rent is due or when minimum lease payments increase over the term of the lease. Rental revenues for the full period of occupancy are recorded on a straight-line basis over the lives of the leases.

       Recoveries from tenants for taxes, insurance and other property operating expenses are recognized as revenues in the period the applicable costs are incurred.

       ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. Actual results could differ from those estimates.

2.    FUTURE RENTAL REVENUES

       Under noncancelable operating lease agreements in effect as of December 31, 1998, tenants are committed to pay, in the aggregate, the following minimum base lease rentals:


                 YEAR ENDING
                   1999                        $ 5,776,000
                   2000                          4,505,000
                   2001                          2,747,000
                   2002                          1,945,000
                   2003                          1,169,000
                   Thereafter                    1,393,000
                                               ------------

                                               $17,535,000
                                               ------------
                                               ------------

3.     CONCENTRATION OF CREDIT RISK

       One tenant represents 12% of the CM Realty Properties' 1998 revenue and 18% of total minimum future rental revenue.

                         PRO FORMA FINANCIAL STATEMENTS
                     AS OF MARCH 31, 1999 AND FOR THE THREE
                    MONTHS ENDED MARCH 31, 1999 AND THE YEAR
                       ENDED DECEMBER 31, 1998 (UNAUDITED)

The accompanying unaudited Pro Forma Condensed Balance Sheet as of March 31, 1999 has been presented as if the properties acquired subsequent to March 31, 1999 had been acquired on March 31, 1999. The following should be read in conjunction with the financial statements and notes thereto included elsewhere herein.

The unaudited Pro Forma Condensed Statements of Operations are presented as if the acquisitions of The CM Realty Properties, the acquisition of other properties in 1999 and 1998, and the disposition of properties in 1999 and 1998 occurred on January 1, 1998. Such pro forma information is based upon (i) the historical consolidated statements of operations of CenterPoint Properties Trust and Subsidiaries; (ii) the statements of revenues and certain expenses of The CM Realty Properties and (iii) with respect to the 1999 and 1998 acquisitions, the adjustments include applicable revenue and certain expense amounts from January 1, 1998 to the date of acquisition. In the Company's opinion, all adjustments necessary to reflect the effects of these transactions have been made.

The unaudited Pro Forma Condensed Balance Sheet is not necessarily indicative of what the Company's financial position would have been as of March 31, 1999 had the transactions been consummated as described above, nor does it purport to present the future financial position of the Company. The unaudited Pro Forma Condensed Statements of Operations are not necessarily indicative of what actual results of the Company would have been assuming such transactions had been completed as of January 1, 1998, nor do they purport to represent the results of operations for future periods.

                  CENTERPOINT PROPERTIES TRUST AND SUBSIDIARIES
                        PRO FORMA CONDENSED BALANCE SHEET
                                 MARCH 31, 1999
                                 (in thousands)
                                   (Unaudited)

                                                                   The CM
                                                  CenterPoint      Realty
                                                 (Historical)   Properties(A)   Adjustments(B)   Pro Forma
                                                 ------------   -------------   --------------   ---------
Assets
  Investment in Real Estate, net of
      accumulated depreciation                   $   715,487    $  43,986       $  12,700        $ 772,173
  Cash and cash equivalents                           45,577                                        45,577
  Restricted cash equivalents                         29,324                                        29,324
  Tenant accounts receivable, net                     19,884                                        19,884
  Mortgage note receivable                            20,348                                        20,348
  Investment in and advances to affiliate             46,927                                        46,927
  Other assets                                        19,336                                        19,336
                                                 -----------    ---------       ---------        ---------

                                                 $   896,883    $  43,986       $  12,700        $ 953,569
                                                 -----------    ---------       ---------        ---------
                                                 -----------    ---------       ---------        ---------

Liabilities and Shareholders' Equity
  Liabilities
      Mortgage note payables                     $   103,256                                     $ 103,256
      Senior unsecured debt                          200,000                                       200,000
      Tax-exempt debt                                 75,540                                        75,540
      Line of credit                                  52,900    $  42,469       $  12,215          107,640
      Convertible subordinated debentures              7,878                                         7,878
      Preferred dividends payable                      1,060                                         1,060
      Accounts payable and other liabilities          45,640        1,517             429           47,586
Shareholders' Equity                                 410,609                                       410,609
                                                 -----------    ---------       ---------        ---------

                                                 $   896,883    $  43,986       $  12,700        $ 953,569
                                                 -----------    ---------       ---------        ---------
                                                 -----------    ---------       ---------        ---------


     The accompanying notes are an integral part of the pro forma condensed balance sheet

                          CENTERPOINT PROPERTIES TRUST
                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1999
                    (in thousands except for per share data)
                                   (Unaudited)

                                                                The CM Realty
                                                  CenterPoint      Properties
                                                  (Historical)    (Historical)       Adjustments     Pro Forma
                                                  ------------    ------------       -----------     ----------
Total revenues                                      $  31,235       $  1,642         $    975(C)     $   33,852
                                                    ---------       --------         --------        ----------

Expenses:
     Operating expenses, excluding
          depreciation and amortization                10,146            482              282(C)         10,910
     Interest expense, net                              4,817                           1,006(D)          5,823
     General and administrative                           905                                               905
     Depreciation and amortization                      5,997                             483(E)          6,480
     Other (income) expense                                20                                                20
                                                    ---------       --------         --------        ----------
          Total expenses                               21,885            482            1,771            24,138
                                                    ---------       --------         --------        ----------

Net income                                              9,349       $  1,160        ($    796)            9,714
                                                                    --------         --------
                                                                    --------         --------

     Preferred shares dividend                          1,590                                             1,590
                                                    ---------                                        ----------

Net income available to common
     shareholders                                   $   7,759                                        $    8,124
                                                    ---------                                        ----------
                                                    ---------                                        ----------

Net income available to common
     Shareholders per share (Basic)                 $    0.38(G)                                     $     0.40(G)
                                                    ---------                                        ----------
                                                    ---------                                        ----------

Net income available to common
     Shareholders per share (Diluted)               $    0.38(G)                                     $     0.40(G)
                                                    ---------                                        ----------
                                                    ---------                                        ----------


     The accompanying notes are an integral part of the pro forma condensed statement of operations

                          CENTERPOINT PROPERTIES TRUST
                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                    (in thousands except for per share data)
                                   (Unaudited)

                                                                The CM Realty
                                                  CenterPoint      Properties
                                                  (Historical)    (Historical)       Adjustments     Pro Forma
                                                  ------------    ------------       -----------     ----------
Total revenues                                      $ 113,108       $  6,410         $  8,167(F)     $  127,685
                                                    ---------       --------         --------        ----------

Expenses:
     Operating expenses, excluding
          depreciation and amortization                35,701          1,806            2,305(F)         39,812
     Interest expense, net                             15,476                           6,401(D)         21,877
     General and administrative                         4,041                                             4,041
     Depreciation and amortization                     21,418                           2,846(E)         24,264
     Other (income) expense                                14                                                14
                                                    ---------       --------         --------        ----------
          Total expenses                               21,885            482              237            90,008
                                                    ---------       --------         --------        ----------

Net income                                             36,458       $  4,604        ($  3,385)           37,678
                                                                    --------         --------
                                                                    --------         --------

     Preferred shares dividend                          6,360                                             6,360
                                                    ---------                                        ----------

Net income available to common
     Shareholders                                   $  30,098                                        $   31,317
                                                    ---------                                        ----------
                                                    ---------                                        ----------

Net income available to common
     Shareholders per share (Basic)                 $    1.51(G)                                     $     1.56(G)
                                                    ---------                                        ----------
                                                    ---------                                        ----------

Net income available to common
     Shareholders per share (Diluted)               $    1.50(G)                                     $     1.54(G)
                                                    ---------                                        ----------
                                                    ---------                                        ----------


          The accompanying notes are an integral part of the pro forma condensed statement of operations

                          CENTERPOINT PROPERTIES TRUST
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                        (in thousands except share data)

(A) The CM Realty Properties for this Condensed Balance Sheet includes all 31 properties acquired in the May 28, 1999 acquisition.

(B) The adjustments for this Condensed Balance Sheet include the following acquisitions and dispositions:

                                         DATE
                                      ACQUIRED/      APPROXIMATE            CASH
                   LOCATION            DISPOSED       SQUARE FEET     PAID/(RECEIVED)
     Laidlaw Portfolio
              Chicago Region            5/25/99           121              $10,000
     3511 West Greentree
            Milwaukee, Wisconsin        6/15/99           173                2,700
                                                                           -------
                                                                           $12,700
                                                                           -------
                                                                           -------

(C) Increase reflects the addition of revenues and expenses for the properties acquired in 1999 (revenues - $1,088; expenses - $327) less the elimination of revenues and expenses for the properties disposed of 1999 (revenues - $113; expenses - $45) for the three months ended March 31, 1999.

                          CENTERPOINT PROPERTIES TRUST
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                        (in thousands except share data)

(D) Increase reflects the interest costs associated with the acquisition of the properties (1999 - $380; 1998 - $7,389) less the interest savings associated with the disposition of properties during 1999 and 1998 (1999 - $34; 1998 - $568) less the interest costs eliminated by the application of proceeds from the March 25, 1998 offering of common shares (1998 - $189) and the April 8, 1998 offering of common shares (1998 - $231).

     On March 25, 1998, the Company completed a public offering of 370,371 common shares of beneficial interest at $32.0625 per share in an underwritten offering to a unit investment trust. Net proceeds of $11.8 million from the public offering, proceeds from the repayment of mortgage notes receivable, and working capital were used to repay amounts outstanding under the Company's line of credit of $30.1 million.

     On April 8, 1998 the Company completed the private placement of 370,000 common shares of beneficial interest at $33.375 per share to an institutional investor. The net proceeds of the offering of approximately $12.1 million were used to fund working capital requirements.

(E) Increase reflects depreciation expense related to the acquisition of properties (1999 - $440; 1998 - $2,720) less the depreciation expenses related to the properties disposed (1999 - $13; 1998 - $208) plus amortization expense related to the acquisition of properties (1999 - $58; 1998 - $357) less the amortization expense related to the properties disposed (1999 - $2; 1998 - $22).

(F) Increase reflects the addition of revenues and expenses for the properties acquired in 1998 (revenues - $9,227; expenses - $4,410) less the elimination of revenues and expenses for the properties disposed of during 1998 and 1999 (revenues - $1,060; expenses - $299).

                          CENTERPOINT PROPERTIES TRUST
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                        (in thousands except share data)

(G) The historical weighted average number of common and common equivalent shares outstanding for the three months ended March 31, 1999 and the year ended December 31, 1998 have been adjusted for the effect of the March 25, 1998 and the April 9, 1998 securities offerings as follows:

                                                            Three Months Ended      Twelve Months Ended
                                                              March 31, 1999         December 31, 1998
                                                              --------------         -----------------
         Historical:
         Weighted average common shares - basic                20,161,803              19,867,509
         Weighted average common shares - diluted              20,367,944              20,101,937

         Proforma Adjustments:
         Plus: March 25, 1998 Common Offering                                              84,221
         Plus: April 9, 1998 Common Offering                                               99,342

         Proforma weighted average common
              shares - basic                                   20,161,803              20,051,072
         Proforma weighted average common
              shares - diluted                                 20,367,944              20,285,500

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   CENTERPOINT PROPERTIES CORPORATION
                                   a Maryland corporation


                                   By:  /s/ Paul S. Fisher
                                      ------------------------------------------
                                        Paul S. Fisher
                                        Executive Vice President and
                                        Chief Financial Officer
     June 16, 1999                      (Principal Accounting Officer)